ANNUAL STATEMENT OF COMPLIANCE

Per the applicable Servicing Agreement for each of the transactions listed on Schedule I hereto, the undersigned, duly authorized officers of Situs Holdings, LLC, in its capacity as listed on Schedule I (“Situs”), hereby certify as follows as of and for the year ending December 31, 2024 (the “Reporting Period”).

A. A review of the Situs’ activities during the Reporting Period and of its performance under the applicable Servicing Agreement has been made under our supervision; and

B. To the best of our knowledge, based on such review, Situs has fulfilled all of its obligations under the applicable Servicing Agreement in all material respects during the Reporting Period.

C. We maintained an effective internal control system over the servicing of mortgage loans including the Loans.

D. We have not received any notice regarding qualification, or challenge to the status of any Trust REMIC as a REMIC, from the IRS or any other governmental agency or body.

IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the 25th day of February 2025.

By:		By:
	Name: Curt Spaugh		Name: Stacey Ciarlanti
	Title: Senior Director		Title: Vice President

SCHEDULE I – The Platform

Situs Holdings, LLC was named as the special servicer for all portfolios listed below. However, there was only activity requiring Situs Holdings, LLC to perform the role as special servicer for the portfolios designated with a “X” throughout the period in scope listed below.

Portfolio Name	Servicing Agreement Date	Period In-Scope	Special Servicing activity required as of and for the year ended December 31, 2024
ACRE 2022-Q018	9-Oct-22	January 1, 2024-December 31, 2024	X
ACREC 2021-FL1	15-Oct-21	January 1, 2024-December 31, 2024	X
ACREC 2023-FL2	23-Feb-23	January 1, 2024-December 31, 2024
AFHT 2019-FAIR	15-Oct-19	January 1, 2024-December 31, 2024
ARBOR 2022-Q021	1-Dec-22	January 1, 2024-December 31, 2024
BACM 2015-UBS7	1-Sep-15	January 1, 2024-December 31, 2024
BACM 2017-BNK3	1-Feb-17	January 1, 2024-December 31, 2024
BAMLL 2013-WBRK	1-Apr-13	January 1, 2024-December 31, 2024
BAMLL 2015-200P	23-Apr-15	January 1, 2024-December 31, 2024
BAMLL 2015-ASTR	18-Aug-15	January 1, 2024-December 31, 2024
BAMLL 2015-HAUL	13-Aug-15	January 1, 2024-December 31, 2024
BAMLL 2016-SS1	17-Feb-16	January 1, 2024-December 31, 2024
BAMLL 2017-SCH	15-Dec-17	January 1, 2024-December 31, 2024
BAMLL 2018-PARK	12-Sep-18	January 1, 2024-December 31, 2024
BAMLL 2019-BPR	17-Dec-19	January 1, 2024-December 31, 2024	X
BANK 2018-BNK12	1-May-18	January 1, 2024-December 31, 2024	X
BANK 2019-BNK18	1-May-19	January 1, 2024-December 31, 2024
BANK 2022-BNK39	1-Feb-22	January 1, 2024-December 31, 2024
BBCMS 2016-ETC	1-Aug-16	January 1, 2024-December 31, 2024
BCP 2021-330N	29-Jun-21	January 1, 2024-December 31, 2024	X
BFLD 2019-DPLO	9-Oct-19	January 1, 2024-December 31, 2024
BFLD 2020-EYP	7-Oct-20	January 1, 2024-December 31, 2024	X
BFLD 2024-VICT	15-Jul-24	July 15, 2024-December 31, 2024
BFLD 2024-WRHS	18-Jul-24	July 18, 2024-December 31, 2024
BGME 2021-VR	21-Apr-21	January 1, 2024-December 31, 2024
BHR 2018-PRME	6-Jun-18	January 1, 2024-December 31, 2024
BIG 2022-BIG	9-Feb-22	January 1, 2024-December 31, 2024
BLOX 2021-BLOX	31-Aug-21	January 1, 2024-December 31, 2024
BMARK 2018-B5	1-Aug-18	January 1, 2024-December 31, 2024
BMARK 2020-IG3	1-May-20	January 1, 2024-December 31, 2024
BMARK 2021-B23	1-Feb-21	January 1, 2024-December 31, 2024
BMARK 2021-B25	1-Apr-21	January 1, 2024-December 31, 2024
BMARK 2021-B26	1-May-21	January 1, 2024-December 31, 2024
BMARK 2023-B39	1-Jul-23	January 1, 2024-December 31, 2024

Portfolio Name	Servicing Agreement Date	Period In-Scope	Special Servicing activity required as of and for the year ended December 31, 2024
BMARK 2024-V10	1-Sep-24	September 1, 2024-December 31, 2024
BMO 2022-C1	1-Feb-22	January 1, 2024-December 31, 2024
BOCA 2022-BOCA	9-May-22	January 1, 2024-December 31, 2024
BOCA 2024-BOCA	22-Aug-24	August 22, 2024-December 31, 2024
BPCRE 2022-FL2	25-May-22	January 1, 2024-December 31, 2024	X
BPR 2021-KEN	25-Feb-21	January 1, 2024-December 31, 2024
BPR 2024-PMDW	1-Nov-24	November 1, 2024-December 31, 2024
BSPDF 2021-FL1	15-Oct-21	January 1, 2024-December 31, 2024
BSPRT 2021-FL6	25-Mar-21	January 1, 2024-December 31, 2024	X
BSPRT 2022-FL9	29-Jun-22	January 1, 2024-December 31, 2024
BSPRT 2023-FL10	28-Sep-23	March 4, 2024-December 31, 2024	X
BWAY 2019-1633	20-Dec-19	January 1, 2024-December 31, 2024
BX 2018-BILT	24-May-18	January 1, 2024-December 31, 2024
BX 2018-GW	22-May-18	January 1, 2024-December 31, 2024
BX 2019-OC11	1-Dec-19	January 1, 2024-December 31, 2024
BX 2019-XL	9-Oct-19	January 1, 2024-December 31, 2024
BX 2020-VIVA	5-May-20	January 1, 2024-December 31, 2024
BX 2021-21M	8-Nov-21	January 1, 2024-December 31, 2024
BX 2021-ARIA	28-Oct-21	January 1, 2024-December 31, 2024
BX 2021-PAC	2-Nov-21	January 1, 2024-December 31, 2024
BX 2021-VINO	27-May-21	January 1, 2024-December 31, 2024
BX 2021-VOLT	9-Sep-21	January 1, 2024-December 31, 2024
BX 2022-AHP	15-Feb-22	January 1, 2024-December 31, 2024
BX 2022-FOX2	12-Dec-22	January 1, 2024-December 31, 2024
BX 2022-MVRK	23-Mar-22	January 1, 2024-December 31, 2024
BX 2022-VAMF	3-Feb-22	January 1, 2024-December 31, 2024
BX 2023-DELC	9-Jun-23	January 1, 2024-December 31, 2024
BX 2024-BRBK	17-Oct-24	October 17, 2024-December 31, 2024
BX 2024-FNX	15-Nov-24	November 15, 2024-December 31, 2024
BX 2024-GPA2	15-Nov-24	November 15, 2024-December 31, 2024
BX 2024-GPA3	18-Dec-24	December 18, 2024-December 31, 2024
BX 2024-MF	15-Feb-24	February 15, 2024-December 31, 2024
BX 2024-SLCT	27-Dec-24	December 27, 2024-December 31, 2024
BX 2024-XL4	15-Feb-24	February 15, 2024-December 31, 2024
BXHPP 2021-FILM	26-Aug-21	January 1, 2024-December 31, 2024
BXP 2021-601L	29-Dec-21	January 1, 2024-December 31, 2024
BXSC 2022-WSS	24-Mar-22	January 1, 2024-December 31, 2024
CAF 2018-1	9-Jun-18	January 1, 2024-December 31, 2024	X
CAF 2019-1	9-Apr-19	January 1, 2024-December 31, 2024	X
CAF 2019-2	9-Jul-19	January 1, 2024-December 31, 2024	X
CAF 2019-3	9-Nov-19	January 1, 2024-December 31, 2024	X
CAF 2020-1	9-Mar-20	January 1, 2024-December 31, 2024	X
CAF 2020-2	9-May-20	January 1, 2024-December 31, 2024	X
CAF 2020-3	9-Sep-20	January 1, 2024-December 31, 2024	X

Portfolio Name	Servicing Agreement Date	Period In-Scope	Special Servicing activity required as of and for the year ended December 31, 2024
CAF 2020-4	9-Dec-20	January 1, 2024-December 31, 2024	X
CAF 2020-P1	19-Nov-20	January 1, 2024-December 31, 2024	X
CAF 2021-1	9-Apr-21	January 1, 2024-December 31, 2024	X
CAF 2021-2	9-Jul-21	January 1, 2024-December 31, 2024	X
CAF 2021-3	9-Oct-21	January 1, 2024-December 31, 2024	X
CAF 2022-1	9-Jun-22	January 1, 2024-December 31, 2024	X
CAF 2022-P2	9-Sep-22	January 1, 2024-December 31, 2024	X
CAF 2023-P1	9-Aug-23	January 1, 2024-December 31, 2024	X
CAMB 2021-CX2	9-Nov-21	January 1, 2024-December 31, 2024
CENT 2023-CITY	29-Aug-23	January 1, 2024-December 31, 2024
CFCRE 2016-C6	1-Nov-16	January 1, 2024-December 31, 2024
CGCMT 2018-TBR	9-Jan-18	January 1, 2024-December 31, 2024
CGCMT 2020-420K	6-Nov-20	January 1, 2024-December 31, 2024
CGCMT 2021-PRM2	9-Oct-21	January 1, 2024-December 31, 2024
COLD 2020-ICE5	29-Oct-20	January 1, 2024-December 31, 2024
COMM 2016-667M	6-Oct-16	January 1, 2024-December 31, 2024
COMM 2018-HOME	1-Jun-18	January 1, 2024-December 31, 2024
COMM 2019-WCM	30-Oct-19	January 1, 2024-December 31, 2024
COMM 2020-CX	5-Nov-20	January 1, 2024-December 31, 2024
COMM 2020-SBX	30-Dec-20	January 1, 2024-December 31, 2024
COMM 2021-2400	15-Dec-21	January 1, 2024-December 31, 2024
COMM 2024-WCL1	17-Jun-24	June 17, 2024-December 31, 2024
CONE 2024-DFW1	30-Jul-24	July 30, 2024-December 31, 2024
CRBT 2023-Q024	1-Nov-23	January 1, 2024-December 31, 2024
CSAIL 2015-3	1-Aug-15	January 1, 2024-December 31, 2024
CSMC 2006-C1	1-Mar-06	January 1, 2024-December 31, 2024
CSMC 2017-CALI	6-Nov-17	January 1, 2024-December 31, 2024
CSMC 2019-ICE4	5-Jun-19	January 1, 2024-December 31, 2024
CSMC 2019-UVIL	6-Dec-19	January 1, 2024-December 31, 2024
CSMC 2021-BHAR	23-Nov-21	January 1, 2024-December 31, 2024
DAFC 2017-AMO	20-Jun-17	January 1, 2024-December 31, 2024
DATA 2023-CNTR	20-Jul-23	January 1, 2024-December 31, 2024
DATA 2024-CTR2	1-May-24	May 1, 2024-December 31, 2024
DBGS 2018-BIOD	26-Jun-18	January 1, 2024-December 31, 2024
DBGS 2019-1735	6-Apr-19	January 1, 2024-December 31, 2024
DBGS 2024-SBL	7-Aug-24	August 7, 2024-December 31, 2024
DBUBS 2017-BRBK	1-Oct-17	January 1, 2024-December 31, 2024
DBWF 2016-85T	21-Dec-16	January 1, 2024-December 31, 2024
DBWF 2024-LCRS	24-Apr-24	April 24, 2024-December 31, 2024
DC 2023-DC	30-Aug-23	January 1, 2024-December 31, 2024
DOLP 2021-NYC	20-Apr-21	January 1, 2024-December 31, 2024
DRN 2024-SFR1	29-Feb-24	February 29, 2024-December 31, 2024
DWIGHT 2024-Q029	6-Nov-24	November 6, 2024-December 31, 2024
EQT 2024-EXTR	31-Jul-24	July 31, 2024-December 31, 2024

Portfolio Name	Servicing Agreement Date	Period In-Scope	Special Servicing activity required as of and for the year ended December 31, 2024
ESA 2021-ESH	8-Jul-21	January 1, 2024-December 31, 2024
FFB 2018-Q007	1-Sep-18	January 1, 2024-December 31, 2024	X
FFB 2019-Q011	1-Sep-19	January 1, 2024-December 31, 2024	X
FFB 2020-Q013	1-Sep-20	January 1, 2024-December 31, 2024	X
FFB 2021-Q016	1-Sep-21	January 1, 2024-December 31, 2024
FMBT 2019-FBLU	6-Dec-19	January 1, 2024-December 31, 2024
FRB 2018-Q008	1-Dec-18	January 1, 2024-December 31, 2024	X
FREMF 2019-Q010	1-Jul-19	January 1, 2024-December 31, 2024	X
FREMF 2020-Q012	1-Aug-20	January 1, 2024-December 31, 2024	X
FRESB 2015-SB8	1-Nov-15	January 1, 2024-December 31, 2024
FRESB 2016-SB19	1-Jul-16	January 1, 2024-December 31, 2024
FRETE 2022-ML13	1-Nov-22	January 1, 2024-December 31, 2024
FS 2023-4SZN	1-Nov-23	January 1, 2024-December 31, 2024
GACM 2019-FL1	6-Jun-19	January 1, 2024-December 31, 2024	X
GRACE 2020-GRCE	18-Nov-20	January 1, 2024-December 31, 2024
GSMS 2017-375H	6-Sep-17	January 1, 2024-December 31, 2024
GSMS 2017-485L	6-Feb-17	January 1, 2024-December 31, 2024
GSMS 2017-FARM	29-Dec-17	January 1, 2024-December 31, 2024
GSMS 2019-70P	23-Oct-19	January 1, 2024-December 31, 2024
GSMS 2022-GTWY	30-Aug-22	January 1, 2024-December 31, 2024
GSMS 2023-FUN	28-Mar-23	January 1, 2024-December 31, 2024
GWT 2019-WOLF	30-Dec-19	January 1, 2024-December 31, 2024
GWT 2024-WLF2	15-May-24	May 15, 2024-December 31, 2024
GWT 2024-WOLF	15-Mar-24	March 15, 2024-December 31, 2024
HAMLET 2020-CRE1	1-May-20	January 1, 2024-December 31, 2024	X
HFX 2017-1	30-Mar-20	January 1, 2024-December 31, 2024	X
HLTN 2024-DPLO	6-Jun-24	June 6, 2024-December 31, 2024
HONO 2021-LULU	15-Oct-21	January 1, 2024-December 31, 2024
HY 2016-10HY	6-Aug-16	January 1, 2024-December 31, 2024
HY 2019-30HY	6-Jul-19	January 1, 2024-December 31, 2024
ILPT 2022-LPFX	6-Mar-22	January 1, 2024-December 31, 2024
IMT 2017-APTS	9-Jul-17	January 1, 2024-December 31, 2024
IPT 2018-INDP	11-Jun-18	January 1, 2024-December 31, 2024
JAX 2019-LIC	15-Nov-19	January 1, 2024-December 31, 2024
JPMCC 2017-245P	30-May-17	January 1, 2024-December 31, 2024
JPMCC 2018-AON	29-Jun-18	January 1, 2024-December 31, 2024
JPMCC 2018-PHH	7-Aug-18	January 1, 2024-December 31, 2024	X
JPMCC 2019-ICON	1-Apr-19	January 1, 2024-December 31, 2024	X
JPMCC 2019-MFP	18-Jul-19	January 1, 2024-December 31, 2024	X
JPMCC 2019-OSB	13-Jun-19	January 1, 2024-December 31, 2024
JPMCC 2020-LOOP	5-Feb-20	January 1, 2024-December 31, 2024
JPMCC 2021-1MEM	14-Oct-21	January 1, 2024-December 31, 2024
JPMCC 2021-2NU	29-Jan-21	January 1, 2024-December 31, 2024
JPMCC 2021-410T	12-Mar-21	January 1, 2024-December 31, 2024

Portfolio Name	Servicing Agreement Date	Period In-Scope	Special Servicing activity required as of and for the year ended December 31, 2024
JPMCC 2022-DATA	16-Jun-22	January 1, 2024-December 31, 2024
JPMCC 2022-NXSS	29-Sep-22	January 1, 2024-December 31, 2024
JPMCC 2024-OMNI	24-Sep-24	September 24, 2024-December 31, 2024
KIND 2024-1	15-Aug-24	August 15, 2024-December 31, 2024
KNDL 2019-KNSQ	30-May-19	January 1, 2024-December 31, 2024
KSL 2024-HT2	17-Dec-24	December 17, 2024-December 31, 2024
LBS 2017-Q004	1-Sep-17	January 1, 2024-December 31, 2024	X
LCCM 2021-FL2	13-Jul-21	January 1, 2024-December 31, 2024
LCCM 2021-FL3	2-Dec-21	January 1, 2024-December 31, 2024
LIFE 2021-BMR	30-Mar-21	January 1, 2024-December 31, 2024
LIFE 2022-BMR2	24-May-22	January 1, 2024-December 31, 2024
LNCR 2019-CRE2	30-May-19	January 1, 2024-December 31, 2024
LNCR 2021-CRE4	5-Feb-21	January 1, 2024-December 31, 2024
LNCR 2021-CRE5	3-Jun-21	January 1, 2024-December 31, 2024	X
LNCR 2021-CRE6	4-Nov-21	January 1, 2024-December 31, 2024	X
LNCR 2022-CRE7	23-Feb-22	January 1, 2024-December 31, 2024	X
LOEWS 2024-MIA	10-Sep-24	September 10, 2024-December 31, 2024
LUX 2023-LION	17-Aug-23	January 1, 2024-December 31, 2024
LUXE 2021-TRIP	19-Oct-21	January 1, 2024-December 31, 2024
MBI 2022-Q017	1-May-22	January 1, 2024-December 31, 2024
MFTII 2019-B3B4	11-Jul-19	January 1, 2024-December 31, 2024
MHP 2022-MHIL	9-Jan-22	January 1, 2024-December 31, 2024
MKT 2020-525M	26-Feb-20	January 1, 2024-December 31, 2024
MSC 2011-C2	1-Jun-11	January 1, 2024-December 31, 2024	X
MSC 2018-SUN	2-Aug-18	January 1, 2024-December 31, 2024
MSC 2019-H7	1-Jul-19	January 1, 2024-December 31, 2024
MSC 2019-L3	1-Nov-19	January 1, 2024-December 31, 2024
MSCI 2013-ALTM	1-Mar-13	January 1, 2024-December 31, 2024
MTK 2021-GRNY	15-Dec-21	January 1, 2024-December 31, 2024
NCMF 2022-MFP	30-Mar-22	January 1, 2024-December 31, 2024	X
NCMS 2018-ALXA	23-Feb-18	January 1, 2024-December 31, 2024
NCMS 2018-FL1	6-Jul-18	January 1, 2024-December 31, 2024	X
NCMS 2019-AMZ7	4-Oct-19	December 6, 2024-December 31, 2024	X
NCMS 2019-LVL	23-Apr-19	January 1, 2024-December 31, 2024
NCMS 2019-NEMA	29-Mar-19	January 1, 2024-December 31, 2024	X
NCMS 2020-2PAC	3-Feb-20	December 6, 2024-December 31, 2024	X
NRTH 2024-PARK	15-Mar-24	March 15, 2024-December 31, 2024
NYO 2021-1290	16-Nov-21	January 1, 2024-December 31, 2024
OAKST 2023-NLP	28-Feb-23	January 1, 2024-December 31, 2024
OMW 2020-1MW	28-Aug-20	January 1, 2024-December 31, 2024
OPUS 2016-Q003	1-Dec-16	January 1, 2024-December 31, 2024
ORL 2023-GLKS	26-Oct-23	January 1, 2024-December 31, 2024
ORL 2024-GLKS	19-Dec-24	December 19, 2024-December 31, 2024
PATH 2021-1	13-Aug-21	January 1, 2024-December 31, 2024

Portfolio Name	Servicing Agreement Date	Period In-Scope	Special Servicing activity required as of and for the year ended December 31, 2024
PFP 2021-7	25-Mar-21	January 1, 2024-December 31, 2024
PFP 2021-8	30-Sep-21	January 1, 2024-December 31, 2024
PFP 2022-9	30-Sep-22	January 1, 2024-December 31, 2024
PFP 2023-10	31-Jul-23	January 1, 2024-December 31, 2024
PFP 2024-11	5-Aug-24	August 5, 2024-December 31, 2024
PGA 2023-RSRT	21-Apr-23	January 1, 2024-December 31, 2024
PGA 2024-RSR2	6-Jun-24	June 6, 2024-December 31, 2024
PRIMA 2013-III	30-Sep-13	January 1, 2024-December 31, 2024
PRIMA 2015-IV	17-Mar-15	January 1, 2024-December 31, 2024
PRIMA 2016-VI	16-Dec-16	January 1, 2024-December 31, 2024
PRIMA 2019-1S	23-Aug-19	January 1, 2024-December 31, 2024
PRIMA 2019-RK1	27-Jun-19	January 1, 2024-December 31, 2024
PRIMA 2019-VII	22-Oct-19	January 1, 2024-December 31, 2024
PRIMA 2020-VIII	15-Jul-20	January 1, 2024-December 31, 2024
PRIMA 2021-IX	26-Feb-21	January 1, 2024-December 31, 2024
PRIMA 2021-X	16-Nov-21	January 1, 2024-December 31, 2024
SFO 2021-555	10-May-21	January 1, 2024-December 31, 2024
SGCMS 2019-787E	20-Feb-19	January 1, 2024-December 31, 2024
SGCMS 2019-PREZ	6-Sep-19	January 1, 2024-December 31, 2024
SGCP 2021-FL3	27-Sep-21	January 1, 2024-December 31, 2024	X
SGCP 2022-FL4	27-Jun-22	January 1, 2024-December 31, 2024	X
SGCP 2023-FL5	15-Jun-23	January 1, 2024-December 31, 2024
SHR 2024-LXRY	15-Oct-24	October 15, 2024-December 31, 2024
SLG 2021-OVA	24-Jun-21	January 1, 2024-December 31, 2024
TCO 2024-DPM	18-Dec-24	December 18, 2024-December 31, 2024
TRTX 2019-FL3	25-Oct-19	January 1, 2024-December 31, 2024	X
TRTX 2021-FL4	31-Mar-21	January 1, 2024-December 31, 2024	X
TRTX 2022-FL5	16-Feb-22	January 1, 2024-December 31, 2024	X
TYSN 2023-CRNR	12-Dec-23	January 1, 2024-December 31, 2024
UBS 2018-NYCH	26-Feb-18	January 1, 2024-December 31, 2024	X
UBSCM 2017-C4	1-Oct-17	January 1, 2024-December 31, 2024
UBSCM 2018-C9	1-Mar-18	January 1, 2024-December 31, 2024
UBSCM 2019-C16	1-Apr-19	January 1, 2024-December 31, 2024
VASA 2021-VASA	15-Apr-21	January 1, 2024-December 31, 2024
VLS 2020-LAB	6-Nov-20	January 1, 2024-December 31, 2024
WFCM 2019-C50	1-May-19	January 1, 2024-December 31, 2024
WFCM 2021-FCMT	14-May-21	January 1, 2024-December 31, 2024
WFCM 2021-SAVE	17-Feb-21	January 1, 2024-December 31, 2024
WFCM 2022-JS2	27-Jan-22	January 1, 2024-December 31, 2024
WFCM 2024-1CHI	25-Jun-24	June 25, 2024-December 31, 2024
WFLD 2014-MONT	1-Aug-14	January 1, 2024-December 31, 2024	X
WMRK 2022-WMRK	9-Nov-22	January 1, 2024-December 31, 2024
WWPT 2017-WWP	10-Nov-17	January 1, 2024-December 31, 2024	X